EXHIBIT 31.3

CERTIFICATION PURSUANT TO SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Barasch, Chief Executive Officer of the registrant, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Universal American Corp. for the quarter ended September 30, 2009; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

December 7, 2009

/s/ Richard A. Barasch
Richard A. Barasch
Chairman of the Board, President and Chief Executive Officer